SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 29, 2003



                         NORTHEAST INDIANA BANCORP, INC.
             (Exact name of Registrant as specified in its Charter)



     Delaware                     0-26012                           35-1948594
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  (State or other         (Commission File Number)               (IRS Employer
  jurisdiction of                                                 Identification
  incorporation)                                                  Number)



648 North Jefferson Street, Huntington, Indiana                          46750
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:               (260) 356-3311
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                                       N/A
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         (Former name or former address, if changed since last report)

Item 5.  Other Events
---------------------

Northeast Indiana Bancorp, Inc. issued a press release dated January 29, 2003, attached hereto as Exhibit 28.1 announcing annual shareholder's meeting date and quarterly Cash Dividend.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)      Exhibits

                               Exhibit 28.1 Press Release dated January 29, 2003

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           NORTHEAST INDIANA BANCORP, INC.



Date: January 29, 2003              By:    /S/ Stephen E. Zahn
----------------------                     -------------------------------------
                                           Stephen E. Zahn
                                           President and Chief Executive Officer

                                                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           NORTHEAST INDIANA BANCORP, INC.

                                           /S/ STEPHEN E. ZAHN
                                           -------------------
Date: January 29, 2003                     By:
      ----------------                     Stephen E. Zahn
                                           President and Chief Executive Officer